UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 12, 2013

ASSOCIATED BANC-CORP

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road Green Bay, Wisconsin 54304
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2013, the Board of Directors (the “Board”) of Associated Banc-Corp (the “Company”) adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”).  The Bylaws require a director to retire at the annual meeting following such director’s attainment of the age of 72, and the amendment provides that the Board may waive the retirement age requirement on an annual basis provided such director retires no later than at the annual meeting following such director’s attainment of the age of 75.

Item 9.01.

Financial Statements and Exhibits.

(d)	Exhibits.

	3.1	Amendment to Article III, Section 2(a) of the Amended and Restated Bylaws of Associated Banc-Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Dated: March 15, 2013	By: /s/ Randall J. Erickson
Randall J. Erickson Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit

Number

3.1	Amendment to Article III, Section 2(a) of the Amended and Restated Bylaws of Associated Banc-Corp.

4